                                                                     EXHIBIT 1.1

                                4,085,833 SHARES
                             ECO SOIL SYSTEMS, INC.
                                  COMMON STOCK
                             UNDERWRITING AGREEMENT


                                                             _____________, 1997


CIBC Oppenheimer Corp.
Cruttenden Roth Incorporated
  As Representatives of the
  Underwriters
c/o CIBC Oppenheimer Corp.
CIBC Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

         Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), proposes to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 4,000,000 shares (the "Company Shares") of the Company's Common Stock, $0.005 par value (the "Common Stock"). Certain shareholders of the Company listed on Schedule II to this Agreement (the "Selling Shareholders") propose to sell an aggregate of 85,833 shares of Common Stock (the "Seller Shares") to the Underwriters. Each Selling Shareholder proposes to sell that number of Seller Shares set forth opposite such Selling Shareholders name on Schedule II hereto. The Company Shares and the Seller Shares are collectively referred to herein as the "Firm Shares." In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 612,875 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively referred to herein as the "Shares."

         The Company also proposes to issue to the Representatives, in their individual capacity, the warrants referred to in Section 1(c) to purchase up to an aggregate of 408,583 shares of Common Stock.


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         1.      SALE AND PURCHASE OF THE SHARES.  On the basis of the
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                 (a) The Company agrees to sell the Company Shares to each of the Underwriters, each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters that number of Seller Shares set forth opposite such Selling Shareholder's name on Schedule II to this Agreement and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at $_____ per share (the "Initial Price"), the respective aggregate number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement.

                 (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                 (c) On the Firm Shares Closing Date, the Company agrees to issue to CIBC Oppenheimer Corp. and Cruttenden Roth Incorporated for an aggregate price of $________ (for their own account and not as the Representatives of the several Underwriters), warrants (the "Warrants") to purchase an aggregate of 408,583 shares of Common Stock (the "Warrant Shares") at a price per Warrant Share equal to 120% of the price the Shares are first offered to the public by the Underwriters. The Warrants will be exercisable at any time and from time to time on or after the first anniversary of the date of this Agreement up to the fifth anniversary thereof. Each Warrant shall be substantially identical to the form of Warrant filed as an exhibit to the Registration Statement (as defined below).

         2. DELIVERY AND PAYMENT. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company, shall take place at the offices of CIBC Oppenheimer Corp., at CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) following the date of this Agreement, or at such time on such other date, not later than seven business days after the date of



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this Agreement, as shall be agreed upon by the Company and the Representatives
(such time and date of delivery and payment are called the "Firm Shares Closing Date").

In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of CIBC Oppenheimer Corp. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (No. 333-________), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).

The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time





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amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Underwriter as follows:

                 (a) On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                 (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.

                 (c) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations and cash flows and the shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made.





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                 (d)      Ernst & Young LLP whose reports are filed with the
Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                 (e) All documents filed by the Company with the Commission pursuant to the Securities Act or the Exchange Act, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (f) The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation. Except for Aspen Consulting Companies, Inc., a Colorado corporation ("Aspen"), Turf Specialty, Inc., a Delaware corporation ("Turf Specialty"), Eco Turf Products, Inc., a Delaware corporation ("Eco Turf"), Direct Products and Machinery Pty, Ltd., a South African corporation ("Direct Products") and Golf and Turf CC, a South African corporation ("Gold and Turf"), the Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, limited liability company, joint venture, association or other business organization. The Company and each of its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries owns, leases or licenses any asset or property or conducts any business outside the United States of America. The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a Material Adverse Effect; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

                 (g) The Company owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, or to





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its best knowledge is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                 (h) The Company and each of its subsidiaries has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect.

                 (i) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or business of, the Company or any of its subsidiaries which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

                 (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company or any of its subsidiaries, whether or not arising from transactions in the ordinary course of business;
(ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its subsidiaries has (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (b) entered into any transaction not in the ordinary course of business or (c) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                 (k) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in default





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in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or its properties or business may be bound or affected which default or event would have a Material Adverse Effect.

                 (l) Neither the Company nor any of its subsidiaries is in violation of any term or provision of its articles of incorporation or bylaws, or other charter documents, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                 (m) Neither the execution, delivery and performance of this Agreement and the Warrants by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the Warrants) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the articles of incorporation or bylaws, or other charter documents, of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

                 (n) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock of the Company and each of its subsidiaries have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Company has reserved and kept available for the exercise of the Warrants such number of authorized but unissued shares as are sufficient to permit the exercise in full of the Warrants. The Shares, when issued and sold pursuant to this Agreement, and the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock, the Shares and the Warrants conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All of the issued and





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outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of preemptive or similar rights. The Company owns, directly or indirectly, all of the outstanding shares of capital stock of each of its subsidiaries free and clear of all liens, security interests, pledges, charges, claims, encumbrances, stockholder agreements, voting trusts or other defects of title whatsoever, other than restrictions under federal and state securities laws.

                 (o) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement. All registration rights applicable to the Registration Statement or the transactions contemplated thereby have been fully complied with or waived by the holder thereof. Each shareholder holding in aggregate, Common Stock and/or options, warrants or other rights to acquire, or securities convertible into, exercisable for, or exchangeable for, shares of Common Stock equal to 20,000 or more shares, and each director and executive officer of the Company has delivered to the Representatives his enforceable written agreement that he will not, for a period of 180 days after the date of this Agreement, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by him, without the prior written consent of the Representatives.

                 (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Warrants and the issuance and sale of the Shares, the Warrants and the Warrant Shares by the Company. This Agreement has been, and the Warrants on the Firm Shares Closing Date will be, duly and validly authorized, executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                 (q) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

                 (r) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                 (s) Neither the Company nor any of its subsidiaries has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the





                                       8.
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stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                 (t) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

                 (u) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market.

                 (v) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders, severally and not jointly, represents and warrants to each Underwriter with respect to the Seller Shares set forth opposite its name on Schedule II to this Agreement, as follows:

                 (a) This Agreement, the Custody Agreement signed by the Selling Shareholders and American Stock Transfer & Trust Company as Custodian, relating to the deposit of the Seller Shares (the "Custody Agreement") and the Power of Attorney appointing certain individuals as the Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") have been duly authorized, executed and delivered by or on behalf of the Selling Shareholders and are valid and binding agreements of the Selling Shareholders enforceable in accordance with their terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                 (b) The execution and delivery by each of the Selling Shareholders of, and the performance by each such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney do not contravene any provision of applicable law, and will not result in (i) any violation of the Selling Shareholder's charter or bylaws (if the Selling Shareholder is not an individual), (ii) the breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Shareholder is a party or by which its properties are bound, (iii) the breach or violation of any statute, rule or regulation, of any regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties or operations, or (iv) the breach or violation of any judgment, order, writ or decree of any government, arbitrator, court, regulatory body or administrative agency, or other governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties or operations.





                                       9.
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                 (c)      No authorization, approval or consent of any
regulatory body or administrative agency or other governmental agency or body is necessary in connection with the performance of this Agreement and consummation of the transactions herein contemplated by the Selling Shareholders except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws.

                 (d) Each Selling Shareholder has, and on the Closing Date will have, good and valid title to such Selling Shareholder's Seller Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power-of-Attorney, and to sell, transfer and deliver such Seller Shares, except that no representation is made with respect to federal and state securities laws.

                 (e) Delivery of the Selling Shareholders' Seller Shares against payment therefor will transfer to the Underwriters good and valid title to such Seller Shares, free and clear of any security interests, claims, liens, equities and other encumbrances.

                 (f) All information furnished by or on behalf of the Selling Shareholders for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete in all material respects, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                 (g) Neither the Selling Shareholders nor, if applicable, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 (h) Without taking any action to verify independently the Company's representations or warranties made in this Agreement, and without assuming responsibility for the accuracy, completeness or fairness of such representations and warranties, no Selling Shareholder has any reason to believe that the Company's representations and warranties contained in this Agreement are not accurate.

                 (i) No Selling Shareholder is aware that the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                 (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 7(A)(a) of this Agreement.





                                      10.

                 (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                 (c) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Section 6(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it or them at or before such Closing Date.

                 (d) The Representatives shall have received on each Closing Date a certificate addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                 (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, signed by the attorney-in-fact for the Selling Shareholders to the effect that the Selling Shareholders have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of them in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Selling Shareholders performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by them at or prior to such Closing Date.

                 (f) The Representatives shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date a signed letter from Ernst & Young LLP addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                          (i)     in their opinion the audited financial
statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;





                                      11.

                          (ii)    on the basis of a reading of the amounts
included in the Registration Statement and the Prospectus under the headings "Summary Financial Information" and "Selected Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                  (A)  the amounts in "Summary Financial
Information," and "Selected Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                                  (B)  with respect to the Company, there were,
at a specified date not more than five business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company or any decreases in net income or in working capital or the shareholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1996 and the nine months ended September 30, 1997 included in the Registration Statement; and

                          (iii)   they have performed certain other procedures
as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

References to the Registration Statement and the Prospectus in this paragraph
(f) are to such documents as amended and supplemented at the date of the letter.

                 (g) The Representatives shall have received on each Closing Date from Latham & Watkins, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                          (i)     Each of the Company's subsidiaries has been
duly organized and is validly existing as a corporation in good standing under the laws of its respective state of incorporation. To the best of such counsel's knowledge, with the exception of Aspen, Turf Specialty, Eco Turf, Direct Products and Golf and Turf, the Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, limited liability company, joint venture, association or other business organization. The Company and each of its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.




                                      12.

                          (ii)    The Company and each of its subsidiaries has
all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and the Warrants and to issue and sell the Shares and the Warrant Shares other than those required under the Securities Act and state and foreign Blue Sky laws.

                          (iii)   The Company has authorized and issued capital
stock as set forth in the Registration Statement and the Prospectus. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement, to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock, the Shares and the Warrants conform in all materials respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iv)    The agreement of certain of the Company's
shareholders, directors and officers stating that for a period of 180 days from the date of this Agreement they will not, without the Representatives' prior written consent, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by them has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                          (v)     This Agreement has been duly and validly
executed and delivered by the Company (and the Warrants will have been duly and validly executed and delivered by the Company when paid for on the Firm Shares Closing Date) and this Agreement constitutes the legal, valid and binding obligation of the Company (and the Warrants when so executed and delivered will constitute the legal, valid and binding obligation of the Company) enforceable against the Company in accordance with their respective terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                          (vi)    Neither the execution, delivery and
performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the Warrants) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or





                                      13.

require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed trust, note, lease or other agreement or instrument of which such counsel is aware and to which the Company or any of its subsidiaries is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the articles of incorporation or bylaws of the Company.

                          (vii)   To the best of such counsel's knowledge, no
default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any of its subsidiaries of any indenture, mortgage, deed of trust, note, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default would have a Material Adverse Effect.

                          (viii)  To the best of such counsel's knowledge,
neither the Company nor any of its subsidiaries is in violation of any term or provision of its articles of incorporation or bylaws, or other charter documents, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                          (ix)    No consent, approval, authorization or order
of any court or governmental agency or body is required for the performance of this Agreement or the Warrants by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                          (x)     To the best of such counsel's knowledge,
there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which would have a Material Adverse Effect.

                          (xi)    To the best of such counsel's knowledge,
there are no outstanding rights to have any securities of the Company registered or otherwise included in the Registration Statement in connection with this offering that have not been either fully complied with or waived by the holders of such registration rights.

                          (xii)   The statements in the Prospectus under the
captions "Description of Securities," "Liquidity and Capital Resources," "Business--Products," "Business -- Facilities," "Shares Eligible for Future Sale," "Management--Employment Agreements," "Management--Stock Options," "Management--Indemnification" and "Certain Transactions," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for





                                      14.

with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                          (xiii)  The Registration Statement, all preliminary
prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                          (xiv)   The Registration Statement has become
effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the States of New York and California, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or as of the Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need express no belief) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes schedules thereto and other financial and statistical data, as to which such counsel need make no statement) on the date thereof or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.





                                      15.

                 (h) The Representatives shall have received on each Closing Date from Fitzgerald, Shorr, Ballmettler & Brennan, P.C., Nebraska counsel to the Company, an opinion addressed to the Representatives and dated such Closing Date, and stating in effect that:

                          (i)     The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of the State of Nebraska.

                          (ii)    The certificates evidencing the Shares are in
due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Warrant Shares have been duly authorized and reserved by the Company. The Shares when issued and sold pursuant to this Agreement and the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. The Common Stock, the Shares and the Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iii)   This Agreement and the Warrants have been
duly authorized by the Company. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Agreement, the execution and delivery of the Warrants and the sale of the Shares, the Warrants and the Warrant Shares. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrants.

                 (i) The Representatives shall have received on each Closing Date from Brown, Martin, Haller & McClain, patent counsel to the Company, an opinion addressed to the Representatives and dated on such Closing Date to the effect that:

                          (i)     The statements in the Registration Statement
and Prospectus under the captions "Risk Factors--Patents, Proprietary Technology and Licenses" and "Business--Patents and Proprietary Rights" insofar as such statements constitute summaries of statutes, rules, regulations, legal matters or proceedings referred to therein, are correct and accurate summaries in all material respects.

                          (ii)    Such counsel has reviewed the Registration
Statement and the Prospectus, has participated in conferences with officers and other representatives of the Company and its counsel at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than to the extent set forth in the preceding paragraph ), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that would lead such counsel to believe that the sections of the Registration Statement under the captions "Risk Factors Patents, Proprietary





                                      16.

Technology and Licenses" and "Business--Patents and Proprietary Rights" as of the effective date of the Registration Statement and as of the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the sections of the Prospectus under the captions "Risk Factors--Patents, Proprietary Technology and Licenses" and "Business--Patents and Proprietary Rights" as of the date of the Prospectus or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (j) The Representatives shall have received on each Closing Date from Morgan, Lewis & Bockius, regulatory counsel to the Company, an opinion addressed to the Representatives and dated on such Closing Date to the effect that:

                          (i)     The statements in the Registration Statement
and Prospectus under the captions "Risk Factors--Government Regulation" and "Business--Government Regulation," insofar as such statements constitute summaries of statutes, rules, regulations, legal matters or proceedings referred to therein, are correct and accurate summaries in all material respects.

                          (ii)    Such counsel has reviewed the Registration
Statement and the Prospectus, has participated in conferences with officers and other representatives of the Company and its counsel at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than to the extent set forth in the preceding paragraph), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that would lead such counsel to believe that the sections of the Registration Statement under the captions "Risk Factors-- Government Regulation" and "Business--Government Regulation," as of the effective date of the Registration Statement and as of the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the sections of the Prospectus under the captions "Risk Factors--Government Regulation" and "Business-- Government Regulation," as of the date of the Prospectus or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (k) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Cooley Godward LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have





                                      17.

furnished to Cooley Godward LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (l) The Representatives shall have received on each Closing Date a certificate, addressed to the Representative, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of
Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

         7.      COVENANTS OF THE COMPANY.

                                  (A) The Company covenants and agrees as
follows:

                 (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information,
(iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                 (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-





                                      18.

month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                 (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                 (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                 (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

                 (g) Without the prior written consent of the Representatives, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register (for its own account or for the account of any other person or entity) with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan, and except for the filing by the Company of a registration statement with the Commission upon the demand of the holders of the warrants issued in connection with the Bridge Financing (as defined in the Prospectus) provided that such registration statement may not become effective prior to 90 days following the Effective Date of the Registration Statement and such registration statement shall not include any shares for the account of the Company. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or bonus plan or (ii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of the Representatives, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.





                                      19.

                 (h) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq SmallCap Market and National Market (including any required registration under the Exchange Act).

                 (i) The Company will not amend any of its outstanding options or warrants to provide the holders of such options or warrants the ability to effect a "cashless exercise" of such options or warrants.

                                  (B)      The Company agrees to pay, or
reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses (including fees and expenses of counsel to the Company and the Selling Shareholders) incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters and the Warrants to the Representatives; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by
Section 7(A)(f); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

         8.      INDEMNIFICATION.

                 (a) The Company and the Selling Shareholders agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged





                                      20.

untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein.
This indemnity agreement will be in addition to any liability which the Company and Selling Shareholders may otherwise have. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 8(a) exceed the net proceeds received by such Selling Shareholder from the Underwriters in the offering.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each Selling Shareholder, each person, if any, who controls the Company or such Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of their respective partners, directors, officers (if the Selling Shareholder is not an individual) and each person who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraph relating to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company and the Selling Shareholders (including any of their respective controlling persons, directors or officers) shall be limited in the aggregate to the net proceeds received by the Company from such Underwriter.

                 (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall





                                      21.

wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         9. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 8(a) is due in accordance with its terms but for any reason is held to be unavailable from the Company or the Selling Shareholders, the Company, the Selling Shareholders, and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company or the Selling Shareholders within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, and the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders or the Underwriters





                                      22.

shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company and the Selling Shareholders shall be proportionately liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 9. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. TERMINATION. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the attorney-in-fact for the Selling Shareholders at any time

                 (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering;
(iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the





                                      23.

United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or on the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority, or

                 (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

         11. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                 (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                 (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to





                                      24.

purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 7(B), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         12. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(B), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Company and the Selling Shareholders acknowledge and agree that the representations, warranties, agreements and covenants of the Company and the Selling Shareholders shall remain in full force and effect following such event. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC Oppenheimer Corp., CIBC Oppenheimer Tower, World Financial Center, New York, New York





                                      25.

10281 Attention: Richard D. White, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.



                                     Very truly yours,

                                     ECO SOIL SYSTEMS, INC.



                                     By ____________________________

                                     Name: _________________________

                                     Title:_________________________


                                     THE SELLING SHAREHOLDERS
                                     NAMED IN SCHEDULE II HERETO

                                     By _____________________________
                                        L. Jean Dunn, Jr.
                                        Attorney-in-Fact





                                      26.

Confirmed:

CIBC OPPENHEIMER CORP.
CRUTTENDEN ROTH INCORPORATED
Acting severally on behalf of themselves and as Representatives of the several
Underwriters named in Schedule I annexed hereto.

CIBC OPPENHEIMER CORP.

By  ______________________________________________

Name: ____________________________________________

Title:   _________________________________________


CRUTTENDEN ROTH INCORPORATED

By  ______________________________________________

Name: ____________________________________________

Title:   _________________________________________





                                      27.

                                   SCHEDULE I

                                                                Number of Firm
                                            Number of            Shares to be
                                          Firm Shares to      Purchased from the          Total
                                           be Purchased             Selling         Number of Shares to
 Underwriter                             from the Company        Shareholders          be Purchased
 -----------                             ----------------     ------------------    -------------------
 CBIC Oppenheimer Corp
 Cruttenden Roth Incorporated




                                           ----------              ----------           ----------
                              Total
                                           ==========              ==========           ==========





                                      28.

                                  SCHEDULE II

                                                                   Number of
                                                                  Seller Shares
         Selling Shareholder                                       to Be Sold
         -------------------                                      -------------
         Christ Church Day School                                     65,000
         Imperial Bank                                                20,833








                                      29.